UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4th, 2009

CLENERGEN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-130286
(Commission File Number)

20-2781289
(IRS Employer Identification No.)

6165 NW 123rdLane, Coral Springs, Florida 33076
(Address of principal executive offices and Zip Code)

(866) 640-8818
Registrant's telephone number, including area code

94 Dowdeswell Street, P.O. Box N7521, Nassau, Bahamas
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

Effective August 4th, 2009, we issued an aggregate of 57,447,968 common shares as compensation for services rendered to our company, and for agreeing to provide additional services, to 22 individuals. Of the 57,447,968 common shares issued, 34,548,984 common shares were issued to 18 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation of the Securities Act of 1933, as amended) and 22,898,984 common shares were issued to four (4) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933. Two of the individual consultants were our President, Mark Quinn who was issued a total of 17,948,984, and one of our Directors, Jessica Hatfield, who was issued 13,848,954 common shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLENERGEN CORPORATION

/s/ Mark Quinn
Mark Quinn
Director

Date: August 4th, 2009